UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 1, 2009 (September 30, 2009)

Management Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-152608	26-1749145
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30950 Rancho Viejo Road, Suite 120 San Juan Capistrano, California 92675
(Address of principal executive offices)

(949) 373-7286
(Registrant's telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On September 30, 2009, Management Energy, Inc. (the “Company”) issued a press release announcing the completion of a preliminary project plan for the Company’s Bridger-Fromberg coal development project.  The preliminary project plan was prepared by Energy Dimensions, LLC, a consultant to the Company.   A copy of the September 30, 2009 press release and the preliminary project plan, attached hereto as Exhibits 99.1 and 99.2, respectively, are being furnished pursuant to Regulation FD and are incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated September 30, 2009.
99.2	Preliminary Project Plan by Energy Dimensions, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2009	MANAGEMENT ENERGY, INC.

	By:	/s/ Matt Szot
	Name:	Matt Szot
	Title:	Chief Financial Officer